Rule 497(e)
Registration No. 333-263619

Volatility Shares Trust
(the “Trust”)

Volatility Premium Plus ETF

(the “Fund”)

August 27, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of the Trust approved certain changes to the Fund on August 20, 2025. Effective on or about October 27, 2025 (the “Effective Date”), the Fund is expected to make certain changes to the Fund’s investment objective, principal investment strategies and principal risks. Specifically, on the Effective Date the Fund is expected to make the following changes:

1.	The Fund’s investment objective will change such that the Fund will cease to seek investment results, before fees and expenses, that correspond to (1x) of the daily performance of the S&P 500 VIX Mid-Term Futures Inverse Daily Index (the “Prior Index”) and rather the Fund will seek to provide total return;

2.	The Fund’s principal investment strategies are expected to change to reflect that the Fund will no longer seek to track the Prior Index, and rather will invest in short positions on futures contracts based on the VIX and distribute income, if any, from those positions on a monthly basis.

3.	Corresponding changes to the principal risks section will be made to reflect the changes in investment objective and principal investment strategies sections listed above.

The above summary is qualified in its entirety by the more detailed discussion that will appear in the revised summary prospectus and prospectus, which investors should read in its entirety when it becomes available. The Fund will file a revised prospectus and statement of additional information with the Securities and Exchange Commission (“SEC”), which will reflect the changes contemplated herein, and will be available on the SEC’s website. You may obtain copies of the Fund’s current Prospectus and Statement of Additional of Information free of charge, upon request, by calling 866-261-0273 or visiting volatilityshares.com.

Please Retain This Supplement for Future Reference.